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                                                                    EXHIBIT 10.3

                         REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "AGREEMENT") is made and entered into as of the 20th day of January, 1998, by and between Metal Management, Inc., a Delaware corporation (the "COMPANY") and Aerospace Metals, Inc. a Connecticut corporation ("STOCKHOLDER").

                                   RECITALS:

         A. Pursuant to the Asset Purchase Agreement dated as of January 20, 1998, by and among the Company, Stockholder, Aerospace Parts Security, Inc., a Connecticut corporation, The Suisman Titanium Corporation, a Connecticut corporation, AMI Acquisition Co., a Delaware corporation, and Michael Suisman (the "PURCHASE AGREEMENT"), Stockholder received from the Company shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"). All terms which are capitalized and used without definition herein shall have the meanings ascribed to such terms in the Purchase Agreement.

         B. As a condition to Stockholder agreeing to enter into the Purchase Agreement, Stockholder is being granted registration rights with respect to its shares of Common Stock.

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

         1.      (a)      Piggyback Registration.  If, at any time during the
120 day period commencing on the Closing Date, the Company shall file a registration statement (other than a registration statement on Form S-4, Form S-8, or any successor form) with the Securities and Exchange Commission (the "COMMISSION") while any Registrable Securities (as hereinafter defined) are outstanding, the Company shall give Stockholder, to the extent it then holds any Registrable Securities (the "ELIGIBLE HOLDER") at least 30 days' prior written notice of the filing of such registration statement. Unless the Eligible Holder notifies the Company in writing within 20 days after receipt of any such notice to the contrary, the Company shall, at the Company's sole expense (other than the fees and disbursements of counsel for the Eligible Holder, and the underwriting discounts, if any, payable in respect of the Registrable Securities sold by any Eligible Holder), register all of the Registrable Securities of all Eligible Holder, concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Registrable Securities through the facilities of all appropriate securities exchanges, if any, on which the Company's Common Stock is being sold or on the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, if the managing underwriter of any such offering shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Registrable Securities to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, then the Company shall delay the offering and sale of such Registrable Securities (or the portions thereof so designated by such managing underwriter) for such period, not to exceed 120 days (the "DELAY PERIOD"), as the managing underwriter shall request. As used herein, "REGISTRABLE SECURITIES" shall mean the shares


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of Common Stock owned by Stockholder on the date hereof as set forth on
Schedule 1(a), which, with respect to Stockholder, have not been previously sold pursuant to a registration statement or Rule 144 promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT").

        (b) Mandatory Registration. On or before the date which is 20 days after the Closing Date (the "FILING DEADLINE"), subject to extension as described in Section 1(i) below, the Company shall prepare and file at the Company's sole cost and expense (other than the fees and disbursements of counsel for the Eligible Holder, and the underwriting discounts, if any, payable in respect of the Registrable Securities sold by the Eligible Holder) one registration statement on Form S-3 covering the resale of the Registrable Securities. The Company will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable following the filing thereof, but in no event later than 90 days after the Closing Date.

        (c) In the event of a registration pursuant to the provisions of this Section 1, the Company shall use its best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Eligible Holder or such holder may reasonably request; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this
Section 1(c) in which it is not otherwise required to qualify to do business.

        (d) The Company shall keep effective any registration or qualification contemplated by this Section 1 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit the Eligible Holder to complete the offer and sale of the Registrable Securities covered thereby. The Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of nine (9) months from the date on which the Eligible Holder are first free to sell such Registrable Securities; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Registrable Securities beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Registrable Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

        (e) In the event of a registration pursuant to the provisions of this Section 1, the Company shall furnish to each Eligible Holder such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as any Eligible Holder may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.



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        (f)      In the event of a registration pursuant to the provisions of this Section 1, the Company shall furnish each Eligible Holder of any Registrable Securities so registered with an opinion of its counsel (reasonably acceptable to the Eligible Holder) to the effect that (i) the registration statement has become effective under the Securities Act and no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order, (ii) the registration statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, comply as to form with the Securities Act and the rules and regulations thereunder, and (iii) such counsel has no knowledge of any material misstatement or omission in such registration statement or any prospectus, as amended or supplemented. Such opinion shall also state the jurisdictions in which the Registrable Securities have been registered or qualified for sale pursuant to the provisions of Section 1(c).

        (g) The Company agrees that until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Securities Act, it shall use its best efforts to keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Registrable Securities to sell such securities under Rule 144.

        (h) The Company shall notify the Eligible Holder of the Registrable Securities promptly when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed. The Company shall notify the Eligible Holder of the Registrable Securities promptly of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus; provided, however, that the Company shall not be required to update and/or correct such prospectus if, and so long as, the Board of Directors of the Company determines in good faith that to do so at such time would be detrimental to the business or prospects of the Company.

        (i) The Company shall notify the Eligible Holder of the Registrable Securities promptly (i) when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed; and (i) of the issuance by the Commission of any stop or other order suspending the effectiveness of the registration statement. If at any time the Company shall receive any such order, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time; provided, however, that the Company shall not be required to obtain the withdrawal or lifting of such order if, and so long as, the Board of Directors of the Company determines in good faith that to do so at such time would be detrimental to the business or prospects of the Company.


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        (j)      The Filing Deadline shall be extended by the number of days during (i) any period in which the Company has been advised by its outside counsel that the registration statement will not be accepted for filing by the Commission as a result of the Company then having on file a registration statement which has not yet gone effective or a proxy statement that is then being reviewed by the Commission, and (ii) any period (a "STANDSTILL PERIOD") in which the Board of Directors of the Company determines in good faith (A) that an amendment or supplement to the registration statement or prospectus contained therein is necessary in order to correct a material misstatement made therein or to include information the absence of which would render the registration statement or such prospectus materially misleading and (B) that the disclosure of such information at such time would be detrimental to the business or prospects of the Company.

        (k) If requested by the underwriter for any underwritten offering of Registrable Securities on behalf of an Eligible Holder of Registrable Securities pursuant to a registration requested under Section 1(b), the Company and such Eligible Holder of Registrable Securities will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to the Company and the Company's counsel, such Eligible Holder of Registrable Securities and the underwriter, and such agreement shall contain such representations and warranties by the Company and such Eligible Holder of Registrable Securities and such other terms and provisions as are customarily contained in an underwriting agreement with respect to secondary distributions solely by selling stockholders, including, without limitation, indemnities substantially to the effect and to the extent provided in Section 2 hereof.

        (l) In connection with the registration of Registrable Securities pursuant to a registration statement, each Eligible Holder shall: (i) furnish to the Company such information regarding itself and the intended method of disposition of Registrable Securities as the Company shall reasonably request in order to effect the registration thereof; and (ii) upon receipt of any notice from the Company of the initiation of a Standstill Period, immediately discontinue disposition of Registrable Securities pursuant to the registration statement until receiving written notice from the Company that the Standstill Period has terminated.

        (m) The Company shall use its best efforts to have the Registrable Securities included for quotation on the Nasdaq National Market.

        2. Indemnification. (a) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 2, but not be limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or




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final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities or (B) in any application or other document or communication (in this Section 2 collectively called an "APPLICATION") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, unless (x) such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (y) such loss, liability, charge, claim, damage or expense arises out of such Eligible Holder's failure to comply with the terms and provisions of this Agreement, or
(ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

        If any action is brought against any Eligible Holder or any of its officers, directors, partners, employees, agents, or counsel, or any controlling persons of such person (an "INDEMNIFIED PARTY") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this
Section 2(a)) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties), provided that the indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties, or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Section 2 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify Eligible Holder of the commencement of any litigation or proceedings against the Company



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or any of it officers or directors in connection with the sale of any
Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

        (b) Each Eligible Holder agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by such Eligible Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to such Eligible Holder in Section 2(a), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such Eligible Holder, expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against such Eligible Holder pursuant to this Section 2(b), such Eligible Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 2(a).

        (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 2(a) or 2(b) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such cases, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Eligible Holder of the Registrable Securities, included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Eligible Holder in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by such Eligible Holder, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and Eligible Holder agree that it would be unjust and inequitable if the respective obligations of the Company and the Eligible Holder for contribution were determined by pro rata or per capita


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allocation of the aggregate losses, liabilities, claims, damages, and expenses
(even if each Eligible Holder and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 2(c). In no case shall any Eligible Holder be responsible for a portion of the contribution obligation imposed on all Eligible Holder in excess of its pro rata share based on the number of shares of Common Stock owned by him and included in such registration as compared to the number of shares of Common Stock owned by all Eligible Holder and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 2(c), each person, if any, who controls any Eligible Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of Eligible Holder or control person shall have the same rights to contribution as such Eligible Holder or control person and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company, and its or their respective counsel shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 2(c). Anything in this
Section 2(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 2(c) is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.

        3.      Miscellaneous.

        (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, Stockholder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

        (b) Agreements and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, unless such amendment, modification or supplement is in writing and signed by the parties hereto.

        (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in accordance with the provision of the Purchase Agreement.

        (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of the Registrable Securities subject to the terms hereof.

        (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall


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be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        (f) Headings. The headings in this Agreement are for convenience of references only and shall not limit or otherwise affect the meaning hereof.

        (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without reference to its conflicts of law provisions.

        (h) Severability. In the event that any one or more of the provisions contained herein, or the application hereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions contained herein shall not be affected or impaired thereby.

        (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of this agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises warranties or undertakings, other than those set forth or referred to herein, concerning the registration rights granted by the Company pursuant to this Agreement.


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.


                                        METAL MANAGEMENT, INC.

                                              /s/ Gerard M. Jacobs
                                        By:_____________________________________
                                        Name: Gerard M. Jacobs
                                        Title: Chief Executive Officer


                                        AEROSPACE METALS, INC.

                                              /s/ Michael Suisman
                                        By:_____________________________________
                                        Name: Michael Suisman
                                        Title: Chief Executive Officer






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                                 SCHEDULE 1(a)

                             REGISTRABLE SECURITIES


STOCKHOLDER                                   NUMBER OF SHARES OF COMMON STOCK

Aerospace Metals, Inc.                        402,893